VOYA FUNDS TRUST
Voya Floating Rate Fund
Voya GNMA Income Fund
Voya High Yield Bond Fund
Voya Intermediate Bond Fund
Voya Strategic Income Opportunities Fund
VOYA MUTUAL FUNDS
Voya Global Bond Fund
VOYA SEPARATE PORTFOLIOS TRUST
Voya Emerging Markets Corporate Debt Fund
Voya Emerging Markets Hard Currency Debt Fund
Voya Emerging Markets Local Currency Debt Fund
Voya Investment Grade Credit Fund
Voya Securitized Credit Fund
(each a "Fund" and collectively the "Funds")
Supplement dated May 2, 2022
to the Funds' current Prospectuses
On March 24, 2022, the Boards of Directors/Trustees of the Funds approved changes with respect to the Funds' principal investment strategies.
Effective on or about May 2, 2022, the Funds' Prospectuses are revised as follows:
1.The section of the Prospectuses entitled "Principal Investment Strategies" is revised to include following:
In evaluating investments for the Fund, the Sub-Adviser normally expects to take into account environmental, social, or governance ("ESG") factors, to determine whether any or all of those factors might have a significant effect on the performance, risks, or prospects of a company or issuer. The Sub-Adviser intends to rely primarily on third-party evaluations of a company's ESG standing and/or on factors identified through its proprietary research as material to a particular company or the industry in which it operates. The Sub-Adviser may give ESG factors equal consideration or may focus on one or more of those factors as it considers appropriate. The Sub-Adviser may consider specific ESG metrics or a company's progress or lack of progress toward meeting ESG targets. ESG factors will be only one consideration in the Sub- Adviser's evaluation of any potential investment, and the effect, if any, of ESG factors on the Sub-Adviser's decision whether to invest in any case will vary depending on the judgment of the Sub-Adviser.
2.The section of the Prospectuses entitled "Principal Risks" is revised to include the following risk:
Environmental, Social and/or Governance (strategy): The Sub-Adviser's consideration of environmental, social and/or governance ("ESG") factors in selecting investments for the Fund may cause it to forego other favorable investments that other investors who do not consider similar factors or who evaluate them differently might select. This may cause the Fund to underperform the stock market or relevant benchmark as a whole or other funds that do not consider ESG factors or that use such factors differently. The Sub-Adviser's consideration of

ESG factors is qualitative and subjective by nature, and it is possible that it will have an adverse effect on the Fund's performance. In evaluating a company or issuer in light of ESG factors, the Sub-Adviser may consider information and data obtained through voluntary or third-party reporting that may be incomplete or inaccurate. It is possible the companies or issuers identified through the Sub-Adviser's consideration of ESG factors will not operate as expected and will not exhibit positive ESG characteristics to the extent the Sub-Adviser might have anticipated.
PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE
2